UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 20, 2017

WEST BANCORPORATION, INC.
(Exact name of registrant as specified in its charter)

Iowa	0-49677	42-1230603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 22nd Street, West Des Moines, Iowa 50266
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 515-222-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2017, West Bancorporation, Inc. (the Company) appointed Steven T. Schuler to its Board of Directors, effective January 1, 2018. Mr. Schuler’s term will expire at the Company’s Annual Stockholders' Meeting in 2018, at which time he will stand for election along with the other director nominees. Mr. Schuler will be a member of the Audit Committee of the Board of Directors.

Steven T. Schuler served as an executive officer of the Federal Home Loan Bank of Des Moines (FHLB) from September 2006 through his retirement from the FHLB in January 2017.  Mr. Schuler served as Executive Vice President and Chief Financial Officer of the FHLB from September 2006 until June 2015; as Executive Vice President, Chief Financial Officer and Chief Operations Officer from June 2015 until June 2016; and as Executive Vice President and Chief Operations Officer from June 2016 through his retirement in January 2017.  Mr. Schuler had management responsibility for accounting and financial reporting, planning and budgeting, treasury and capital markets, information technology, facilities administration, and business process management.  Prior to joining the FHLB, Mr. Schuler served in various accounting and financial management positions in the commercial banking and wireless technology industries.  From 2001 to 2006, Mr. Schuler served as Chief Financial Officer, Treasurer and Secretary for Iowa Wireless Services, LLC.  Prior to that, Mr. Schuler served in various capacities, including Senior Vice President, Chief Financial Officer, Secretary and Treasurer with Brenton Banks, Inc., a publicly traded regional commercial banking company that was sold to Wells Fargo & Company in 2000.  Throughout his career, Mr. Schuler has served on the boards of various non-profit, public service, and industry association organizations. Mr. Schuler is a Certified Public Accountant (inactive) and the Board of Directors has determined that he is an audit committee financial expert as defined by Item 407(d)(5) of Regulation S-K under the Securities Act of 1933.

In connection with his appointment, Mr. Schuler will receive the same compensation as other non-employee directors of the Company. Mr. Schuler does not have any arrangements or understandings with any person pursuant to which he was appointed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

West Bancorporation, Inc.

December 21, 2017	By:	/s/ Douglas R. Gulling
Name: Douglas R. Gulling
Title: Executive Vice President, Treasurer and Chief Financial Officer